Subsequent Events	3 Months Ended
Jan. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

NOTE 22:  SUBSEQUENT EVENTS
Acquisition of First Horizon Corporation
On February 28, 2022, the Bank and First Horizon Corporation (“First Horizon”) announced a definitive agreement for the Bank to acquire First Horizon in an all-cash transaction valued at US$13.4 billion, or US$25.00 for each common share of First Horizon. In connection with this transaction, the Bank has invested US$494 million in non-voting First Horizon preferred stock (convertible in certain circumstances into up to 4.9% of First Horizon’s common stock). The transaction is expected to close in the first quarter of fiscal 2023, and is subject to customary closing conditions, including approvals from First Horizon’s shareholders and U.S. and Canadian regulatory authorities. The results of the acquired business will be consolidated by the Bank from the closing date and reported in the U.S. Retail segment.
If the transaction does not close prior to November 27, 2022, First Horizon shareholders will receive, at closing, an additional
US$0.65
per share on an annualized basis for the period from November 27, 2022 through the day immediately prior to the closing. Either party will have the right to terminate the agreement if the transaction has not closed by February 27, 2023

(the “outside date”), subject to the right of either party (under certain conditions) to extend the outside date to May 27, 2023.
Concurrent with the announcement, the automatic share purchase plan established under the Bank’s NCIB automatically terminated pursuant to its terms. The NCIB remains in effect on the same terms and subject to the same restrictions as previously disclosed.
Rothstein Litigation Settlement Recovery
Subsequent to quarter end, the Bank reached a settlement in
TD Bank, N.A. v. Lloyd’s Underwriters et al.
, in Canada. The Bank received $225 million as a recovery of losses incurred resulting from the previous resolution by TD in the U.S. of multiple proceedings related to an alleged Ponzi scheme perpetrated by, among others, Scott Rothstein.